NOTE AND COMMON STOCK PURCHASE AGREEMENT

                      This NOTE AND COMMON STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of January 20, 1999, by and between BETA OIL & GAS, INC., a Nevada corporation (the "Company"), with headquarters located at 901 Dove Street, Suite 230, Newport Beach, California 92660 and the purchasers (the "Purchasers") set forth on the execution pages hereof, with regard to the following:


                                    RECITALS


                            A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 as amended (the "Securities Act").


                  B. Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, Secured Promissory Notes ("Notes") and shares of the Company's Common Stock, $.001 par value (the "Common Stock"). The shares of Common Stock issuable hereunder are referred to herein as the Common Shares. The Notes and Common Shares are sometimes referred to herein jointly as the "Securities."


                  C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws and a Security Agreement in the form attached hereto as Exhibit B (the "Security Agreement") pursuant to which the Company has agreed to grant the Purchasers a security interest in its assets.





                                   AGREEMENTS


                NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:


                                    ARTICLE I

                   PURCHASE AND SALE OF NOTES AND COMMON STOCK


1.1 Purchase of Notes and Common Shares. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Notes and Common Shares shall be consummated in a "Closing". On the date of the Closing ("Closing Date"), subject to the satisfaction or waiver of the conditions set forth in Articles V and VII, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, Notes of the Company in the amount set forth on the signature page executed by such Purchaser. The Notes shall be in the form of Exhibit C hereto. Each Purchaser's obligation to purchase Notes hereunder is distinct and separate from each other Purchasers obligation to purchase, and no Purchaser shall be required to purchase hereunder more than the amount of Notes set forth on such Purchaser's signature page. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of obligations of any other Purchaser.

1.2 Security Agreement. Concurrently with the sale of the Notes, the Company and the Investors shall execute the Security Agreement. In addition, the Company shall take any action reasonably requested by Purchaser in connection with Purchaser's preparation and filing of UCC Form 1 Financing Statements and similar documents.


1.3 Issuance of Common Shares. Concurrently with the sale of the Notes, the Company shall issue to each Purchaser Common Shares. The Common Shares issuable shall be determined as provided herein.


                  A. Closing Date Common Shares. On the Closing Date, the Company shall issue to each Purchaser that number of Common Shares determined by multiplying the amount of the Notes issued to such Purchaser by 15% (the "Coverage Percentage"). By way of example if a Purchaser invested $ 2,000,000 in Notes, such Purchaser would be issued 300,000 Common Shares ($2,000,000 x 15% = 300,000).


                  B. Additional Common Shares. If any portion of the principal of the Note remains unpaid on the 180th, 210th, 240th, 270th, 300th, and/or the 330th day following the Closing Date, then on the day following any of such dates, the Company shall issue to each holder of Notes, that number of Common Shares determined by the above formula and a Coverage Percentage, in each instance, of 2.5%. For example, if $1,000,000 of principal remains unpaid on the 180th day following the Closing Date, then on the following day the Purchasers would be issued an additional 25,000 Common Shares ($1,000,000 x 2.5%=25,000).


                  C.   INTENTIONALLY LEFT BLANK.

                  1.4 Form of Payment. Each Purchaser shall pay the aggregate Purchase Price for the Notes and Common Shares being purchased by such Purchaser by wire transfer to the account designated by the Company.


                  1.5 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Notes and Common Shares pursuant to this Agreement shall be at 10:00 a.m. California time, on January 20, 1999 when usable funds have been received by the Company.


                                   ARTICLE II

                         PURCHASERS REPRESENTATIONS AND

                                   WARRANTIES

                  Each Purchaser represents and warrants as of the date hereof and as of the Closing, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser) to the Company as set forth in this Article II. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

                  2.1 Investment Purpose. Purchaser is purchasing the Securities for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not, directly or indirectly. offer, sell, pledge (subject to Section 4.11) or otherwise transfer its Securities or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, Purchaser does not agree to hold the Securities for any minimum or other specific term (except as otherwise provided herein) and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.


                2.2 Qualified Institutional Buyer. Purchaser is a "Qualified Institutional Buyer" as that term is defined in Rule 144(a) of the Securities Act of 1933 and Purchaser has indicated on the Confidential Prospective Investor Questionnaire attached hereto as Exhibit E in which capacity that it so qualifies as a "Qualified Institutional Buyer".


                2.3 Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties. agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities


                2.4 Information. Purchaser or its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Purchaser, including without limitation the Company's Form S-1 Registration Statement Dated November 16, 1998 filed with the Securities and Exchange Commission ("SEC") on December 4, 1998. Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk, including without limitation the risks and uncertainties disclosed in the SEC Document.


                2.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.


                2.6      Transfer or Resale.  Purchaser understands that (i)
         except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities and/or any state securities laws, and may not be offered, sold, pledged (subject to Section 4.11 of this Agreement) or otherwise
         transferred  unless subsequently   registered   thereunder   or  an
         exemption   from  such registration is available (which exemption the
         Company expressly agrees may be  established as contemplated in clauses
         (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of
         Rule 144 and further, if Rule 144  is  not  applicable,   any  resale
         of  such  Securities   without registration under the Securities Act
         under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed, and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case,
         other  than  pursuant  to  this   Agreement  or the Registration Rights
         Agreement).

               2.7 Legends. Purchaser understands that, subject to Article V hereof, until such time as the Securities have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in Article V hereof) the certificates for the Securities will bear a restrictive legend (the "Legend") in the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THESE SECURITIES ARE ALSO SUBJECT TO THE TERMS OF A SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999 A
                   COPY OF WHICH IS AVAILABLE FROM BETA OIL & GAS, INC.


          2.8 Authorization: Enforcement. This Agreement, the Registration Rights Agreement and the Security Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their respective terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights or remedies of creditors generally or by other equitable principles of general application.

          2.9 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.

          2.10 No Brokers. Except for an Agreement between the Company and Hagerty, Stewart & Associates, Inc. ("Hagerty Stewart") and the issuance of 25,000 shares of Common Stock to Scorpion Energy Partners, the Purchasers have taken no action which would give rise to any claim by any person for brokerage commission, finder fees or similar payments relating to this Agreement or the transaction contemplated hereby.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing that:

      3.1 Organization and Qualification. Except as set forth on Schedule 3.1. each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the transactions contemplated hereby.

       3.2 Authorization: Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Security Agreement, and to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Security Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) have been duly authorized by all necessary corporate action and, no further consent or authorization of the Company, its board of directors, or its shareholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the Nasdaq National Market, the Nasdaq Small Cap Market, the National Association of
Securities Dealers, Inc. ("NASD") or otherwise); (c) this Agreement, the Registration Rights Agreement, the Security Agreement and certificates for the Notes and Common Shares have been duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement, and the Secured Promissory Notes and Common Shares constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency. reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditor's rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws. The Company has duly reserved all Common Shares from time to time issuable under the terms of this agreement.

         3.3 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of Common Stock is set forth on Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance following full payment therefor will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) issuance of the Common shares will not trigger antidilution rights for any other outstanding or authorized securities of the Company, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement and what is set forth on Schedule 3.3). The Company has furnished to Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), and the Company's By-laws as in effect on the date hereof (the "By-laws"). The Company has set forth on Schedule 3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser).

         3.4 Issuance of Shares. The Common Shares are duly authorized and reserved for issuance, and following full payment therefor, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances imposed or suffered by the Company and will not be subject to preemptive rights or other similar rights of shareholders of the Company.

         3.5 No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Security Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) do not and will not (a) result in a violation of the Articles of lncorporation or By-laws or (b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement indenture or instrument to which the Company or any of its subsidiaries is a party, or to the best knowledge of the Company, result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and the rules and regulations of NASDAQ) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected (except for such possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as set forth in Schedule 3.5, neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries, is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreements indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted. and shall not be conducted so long as purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as set forth on
Schedule 3.5, or except (A) such may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (B) filing of a Form D with the SEC, (C) compliance with the state securities or Blue Sky laws of applicable jurisdictions, and (D) as required by Nasdaq, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof.

          3.6 SEC Documents. The Company is not presently subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has filed with the principal office of the Securities and Exchange Commission (the "Commission") in Washington, DC, and a Registration Statement on Form S-1 (thethe Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"). For purposes hereof, the term "Registration Statement" means the original Registration Statement and any and all amendments thereto. At such time that this Registration Statement becomes effective, the Company intends to register under the Exchange Act. Upon effectiveness, the Company will furnish its stockholders with annual reports containing financial statements audited by independent certified public accountants and will file with the Commission quarterly reports containing unaudited financial information for each of the first three quarters of each fiscal year within 45 days following the end of each such quarter.As of its date, the Registration Statement complied in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder applicable to the Registration Statement, and the Registration Statement, at the time it was filed with the SEC, did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in the Registration Statement which is required to be updated or amended under applicable law has not been so updated or amended except for the disclosures which will be required as a result of this Agreement, the Company's joint exploration agreements with Cheniere Energy, Inc., "Plain English" Disclosures required by the SEC and any SEC legal and accounting comments and resultant changes which will be required by the SEC upon their review of the Registration Statement. The financial statements of the Company included in the Registration Statement have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
     (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in a manner clearly evident to a sophisticated institutional investor in the financial statements or the notes thereto of the Company included in the Registration Statement, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and
     (ii) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries. To the extent required by the rules of the SEC applicable thereto, the Registration Statement contains a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). Except as set forth in Schedule 3.6, none of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a default by the Company or its subsidiaries thereunder which would have a Material Adverse Effect. The Company has not provided to any Purchaser any material non-public information or any other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed.

         3.7 Absence of Certain Changes. Since September 30, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3.7 or clearly evident to a sophisticated institutional investor from the Registration Statement.

         3.8 Absence of Litigation. Except as disclosed in Schedule 3.8 or as clearly evident to a sophisticated institutional investor from the Registration Statement, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries or any of their respective directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or Enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

        3.9 Disclosure. No information relating to or concerning the Company set forth in this Agreement contains an untrue statement of a material fact. No information relating to or concerning the Company set forth in the Registration Statement contains a statement of material fact that was untrue as of the date the Registration Statement was filed with the SEC. The Company has not omitted to state a material fact necessary in order to make the statements made herein or herein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement and the Company's joint exploration agreements with Cheniere Energy, Inc., no material fact (within the meaning of the federal securities laws of the United States and of applicable state securities laws) exists with respect to the Company which has not been publicly disclosed which requires such disclosure.

           3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length", and that any statement made by Purchaser (except as set forth in Article II), or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon as such in any way by the Company, its officers or directors, The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely on an independent evaluation by the Company and its representatives.

         3.11 S-3 Registration. The Company is currently not eligible to register the Common Shares on a registration statement on Form S-3 under the Securities Act.

         3.12 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

         3.13 No Integrated Offerings. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser.

        3.14 No Brokers. The Company and the Purchasers acknowledge that the Company has entered into an Agreement with Hagerty Stewart pursuant to which the Company will pay Hagerty Stewart a fee in connection with the transactions contemplated hereby. In addition, the Company has agreed to issue 25,000 shares of its Common Stock to Scorpion Holdings, Inc. in connection with this transaction. Except for the aforementioned agreements with Hagerty Stewart and Scorpion Holdings, Inc., the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

          3.15 INTENTIONALLY LEFT BLANK.

         3.16 Key Employees. Each Key Employee as listed on Schedule 3.16 is currently serving the Company in the capacity disclosed in Schedule 3.16. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate his employment with; or services to, the Company or any of its subsidiaries.

        3.17 Rights Plan. The Company does not have in effect a shareholders rights plan or similar plan in the nature of a "poison pill" except what is disclosed in the Registration Statement.

                                   ARTICLE IV

                                    COVENANTS

      4.1 Best Efforts. The parties shall use their best efforts to timely satisfy each of the conditions described in Articles VI and VII of this Agreement.

      4.2 Securities Laws. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser within fifteen (15) days after the date of closing. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser under applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the date of the Closing.

4.3 Reporting Status. The Company is not presently subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has filed with the principal office of the Securities and Exchange Commission (the "Commission") in Washington, DC, a Registration Statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"). At such time that the Registration Statement becomes effective, the Company intends to file for registration under the 1934 Exchange Act and will become subject to the reporting requirements of the Exchange Act. For the period ending two (2) years from the Closing, (a) the Company shall then timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination, and
(b) the Company will maintain its ability to register its Common Stock on Form S-3 if, and at such time, the Company becomes eligible to use Form S-3.

      4.4     INTENTIONALLY LEFT BLANK

      4.5      INTENTIONALLY LEFT BLANK

      4.6 Information. For the period ending two (2) years from the Closing, the Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities in transactions in which the transferee is (unless such transferee is an affiliate of the Company) not subject to securities law resale restrictions: (a) within ten (10) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to any Purchaser any information with respect to the Company, its properties, or its business or Purchasers investment as such Purchaser may reasonably request; provided, however. that the Company shall not be required to give any Purchaser any material nonpublic information. If any information requested by a Purchaser from the Company contains material nonpublic information, the Company shall inform the Purchaser in writing that the information requested contains material nonpublic information and shall in no event provide such information to Purchaser without the express written consent of such Purchaser after being so informed.

      4.7 Listing. For the period ending two (2) years from the Closing, the Company shall use its reasonable best efforts to obtain and then continue the uninterrupted quotation and trading of its Common Stock on the Nasdaq SmallCap Market or the Nasdaq NMS; and, if so quoted and traded, comply in all respects with the Company's reporting, filing and other obligations under the By-laws or rules of the Nasdaq Small Cap Market or the Nasdaq NMS, as applicable.

      4.8 Prospectus Delivery Requirement. Each Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Purchaser of the Common Stock being sold, and each Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

      4.9 Corporate Existence. For the period ending two (2) years from the Closing, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, the New York Stock Exchange, the Pacific Stock Exchange or the American Stock Exchange.

      4.10    INTENTIONALLY LEFT BLANK.

      4.11 Pledging and Margining. Notwithstanding anything in this Agreement to the contrary and assuming such Common Shares are eligible to be margined under applicable regulations, Purchaser may pledge, margin or otherwise encumber the Common Shares unless the result of any such activity would be that such Common Shares would be available for lending and/or borrowing in connection with short sales of the Common Stock by any third party.

      4.12              INTENTIONALLY LEFT BLANK.

      4.13 Use of Proceeds. The Company will use the proceeds of the sale of the Securities for working capital or such other purposes as management of the Company's Board of Directors shall determine.

      4.14       INTENTIONALLY LEFT BLANK.

                                    ARTICLE V

                   LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

      5.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if. (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act nor Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements, (c) such Security can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Security can be so sold without restriction or (d) such Security can be sold pursuant to Rule 144(k). Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and to deliver a prospectus in connection with such sale, or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act, Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause
(b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

      5.2 Transfer Agent Instructions. The Company shall or shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Securities. Such certificates shall bear the Legend only to the extent provided by Section 5.1 above. The Company covenants that no instruction other than such instructions referred to in the Article V, and stop transfer instructions to give effect to Section 2.6 hereof in the case of the Securities prior to registration of the Securities under the Securities Act, will be given by the Company to its transfer agent and that the securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this section shall affect in any way each Purchaser's obligations and agreement et forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Purchaser provides the Company with an opinion of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act nor Rule 144 is available in connection with such sale), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption form registration or (b) a Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities Act) and which delivers to the Company in written form the same representations, warranties and covenants made by Purchaser hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Securities, issue or promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purposes of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Article V will be inadequate and agrees in the event of a breach or threatened breach by the Company of the provisions of this Article V, that a Purchaser shall be entitled in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

5.3   INTENTIONALLY LEFT BLANK



                                   ARTICLE VI

                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

      6.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Securities to a Purchaser at the Closing is subject to the satisfaction, as of the Closing Date and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         (i) Such Purchaser shall have executed and delivered the signature page to this Agreement, the Registration Rights Agreement and the Security Agreement;

         (ii) Such Purchaser shall have wired the Purchase Price to the account designated by the Company;

         (iii) The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed. satisfied or complied with by the applicable Purchaser at or prior to the Closing;

         (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE VII

              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE


      7.1 The obligation of each Purchaser hereunder to purchase the Securities to be purchased by it on the Closing date is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

         (i) The Company shall have executed and delivered the signature page to this Agreement, the Registration Rights Agreement and the Security Agreement.

         (ii) The Company shall have delivered to the Purchasers counsel duly issued certificates for the Secured Promissory Notes and Warrants being so purchased by Purchaser at the Closing.

         (iii) INTENTIONALLY LEFT BLANK
         (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

         (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement

         (vi) Purchaser shall have received an opinion of Horwitz & Beam, counsel to the Company, dated as of the Closing, in the form attached hereto as Exhibit F.


                                  ARTICLE VIII

                          GOVERNING LAW; MISCELLANEOUS


      8.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California which would apply if both parties were residents of California and this Agreement was made and performed in California. In any legal action involving this Agreement or the parties' relationship, the Parties agree that the exclusive venue for any lawsuit shall be in the state or federal court located within the County of Orange, California. The parties agree to submit to the personal jurisdiction of the state and federal courts located within Orange County, California.


      8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

      8.3Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

      8.4Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction

      8.5Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such manners. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

      8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognizable overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:


If to the Company:

                              Beta Oil & Gas, Inc.
                           901 Dove Street, Suite 230
                             Newport Beach, CA 92660
                             Attention: Steve Antry

                Phone: (949) 752-5212 Facsimile: (949) 752- 5757



With a copy to:

                                 Horwitz & Beam
                          Two Venture Plaza, Suite 350
                                Irvine, CA 92618
                          Attention: Lynne Bolduc, Esq.

                    Phone: (949) 453-0300 Fax: (949) 453-9416



If to the Purchasers:

                           St. Cloud Investments, Ltd.
                           Dandelion Investments, Ltd.
                             Scorpion Holdings, Inc.
                           505 Park Avenue, 12th Floor
                               New York, NY 10022

                   Phone: (212) 207 - 9020 Fax; (212) 207-9050

With a copy to:

                             Robert T. Tucker, Esq.
                           61 Purchase Street, Suite 2
                                  Rye, NY 10580

               Phone: (914) 967 - 8105 Facsimile: (914) 967 - 8161


      8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Each Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement or to assign such Purchaser's rights hereunder to any such transferee. In that regard, if Purchaser sells all or part of its Securities to someone that acquires the Securities subject to restrictions on transferability (other than restrictions, if any, arising out of the transferee's status as an affiliate of the Company), Purchaser shall be permitted to assign its rights hereunder, in whole or in part, to such transferee.

      8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      8.9 Survival. The representations and warranties of the Company and the agreements and covenants shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless each Purchaser and each of each Purchaser's officers, directors, employees, partners, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein. The representations and warranties of the Purchasers shall survive the Closing hereunder and each Purchaser shall indemnify and hold harmless the Company and each of its officers, director. employees, partners, agents and affiliates for any loss or damage arising as a result of the breach of such Purchaser's representations and warranties.

      8.10    INTENTIONALLY LEFT BLANK.

      8.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      8.12 Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a material breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

      8.13 Final Agreement. This Agreement, the Registration Rights Agreement and the Security Agreement, when executed by the parties hereof, shall constitute the final agreement between the parties and upon such execution Purchasers and the Company accept the terms hereof and have no cause of action against each other for prior negotiations preceding the execution of this Agreement.

          8.14 Expenses. Each of the Company and the Purchasers shall be responsibly for its own expenses in connection with this Agreement; provided, however, that on the date hereof, the Company shall pay to Scorpion Holdings, Inc., a sum not to exceed $15,000 in connection with legal fees and expenses incurred by the Purchasers. Such amount shall be paid to:
                             Scorpion Holdings, Inc.
                           505 Park Avenue, 12th Floor
                               New York, NY 10022




IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.


"COMPANY":

Beta Oil & Gas, Inc.
by ______________________
   /s/J. Chris Steinhauser

Its: Chief Financial Officer and Director


"PURCHASERS":

St. Cloud Investments, Ltd.                    Dandelion Investments, Ltd.
a   corporation                                a  corporation

By: ______________________                     By. __________________

Its:                                           Its:

                                    SCHEDULES
                TO NOTE AND COMMON STOCK PURCHASE AGREEMENT DATED
                                JANUARY 20, 1999







                  Schedule 3.1 - None.

                  Schedule 3.3 - Attached.

                  Schedule 3.5 - None.

                  Schedule 3.6 - None.

                  Schedule 3.7 - None.

                  Schedule 3.8 - None.

                  Schedule 3.16 - Attached.

                                  SCHEDULE 3.3

                TO NOTE AND COMMON STOCK PURCHASE AGREEMENT DATED
                                JANUARY 20, 1999


                     CAPITALIZATION OF BETA OIL & GAS, INC.

     The following table sets forth as of September 30, 1998 (i) the actual capitalization of the Company; (ii) the pro forma capitalization of the Company that gives effect to the sale and issuance of shares of Common Stock in a private placement completed subsequent to September 30, 1998; and (ii) the capitalization of the Company on a pro forma basis as adjusted to give effect to the proposed sale by the Company of a minimum of 600,000 shares and a maximum of 880,000 shares of Common Stock being offered in the initial public offering.


As of September 30, 1998

                                                          -------------------------------------------------------------------------

                                                                                               Adjusted for         Adjusted for
                                                                                               the Sale of          the Sale of
                                                             Actual          Pro Forma       Minimum Offering         Maximum
                                                                                                                      Offering
                                                          --------------   --------------    -----------------    -----------------

Shareholders' Equity
    Common shares, $.001 par value;
    50,000,000 shares authorized;
    6,725,192 shares issued and outstanding actual;
    7,029,492 shares pro forma;
    7,629,492  shares (Minimum  Offering) and
    7,909,492  (Maximum  Offering) pro forma as
    adjusted at September 30, 1998(1)                     $       6,725    $       7,029     $          7,629     $          7,909

    Additional paid-in capital                               14,540,548       15,909,594           18,950,994           20,412,314
    Common Stock subscribed                                   1,261,350                -                    -                    -
    Accumulated deficit                                      (2,344,599)      (2,344,599)          (2,344,599)          (2,344,599)
                                                          ==============   ==============    =================    =================
        Total shareholders' equity                        $  13,464,024    $  13,572,024     $     16,614,024     $     18,075,624
                                                          ==============   ==============    =================    =================

(1) Does not include 2,585,663 shares reserved for issuance on exercise of outstanding Warrants to purchase Common Stock of the Company. All of the presently outstanding shares of the Company and shares issuable upon exercise of the 2,585,663 warrants have registration rights which will be satisfied upon effectiveness of the current Registration Statement. There will be an additional number of shares reserved for issuance underlying warrants equal to 10% of the number of shares sold in the initial public offering ("underwriter's warrants"). In addition, the minimum and the maximum number of shares sold in the initial public offering may be changed at the discretion of Company's management and the Underwriters.

Note: In addition, there may be an additional number of shares issuable pursuant to common stock options in the event of termination without cause of Steve Antry, President of the Company. This is pursuant to Mr. Antry's employment contract with the Company.

                                  SCHEDULE 3.16

                TO NOTE AND COMMON STOCK PURCHASE AGREEMENT DATED
                                JANUARY 20, 1999



                                  Key Employee

Mr. Steve Antry is serving the Company in the capacity of President and Chairman of the Board. Neither the Company, nor any of its subsidiaries, is aware that Mr. Antry is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of Mr. Antry does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. Mr. Antry, to the best of the knowledge of the Company and its subsidiaries, does not have any intention to terminate his employment with the Company or any of its subsidiaries.

                                    EXHIBIT A

                TO NOTE AND COMMON STOCK PURCHASE AGREEMENT DATED
                                JANUARY 20, 1999


                          REGISTRATION RIGHTS AGREEMENT


                  This REGISTRATION RIGHTS AGREEMENT dated as of January 20, 1999 (the "Agreement") is made by and between Beta Oil & Gas, Inc., a Nevada Corporation, 901 Dove Street, Suite 230, Newport Beach, CA 92660 (the Company"), and the undersigned investors (the "Initial Investors").


WITNESSETH:

                  WHEREAS, in connection with the Note and Common Stock Purchase agreement dated January 20, 1999 among the Initial Investors and the Company the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of said Purchase Agreement, to issue and sell to the Initial Investors shares of Common Stock, $.001 par value, of the Company (the "Common Stock"). The shares of Common Stock are referred to herein as the "Registrable Shares." In connection with the sale of the Common Stock to the Initial Investors (the "Offering"), each of such investors will be entitled to registration rights as set forth in this Agreement.

                  WHEREAS, to induce the Initial Investors to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the 'Securities Act"), and applicable state securities laws with respect to the Registrable Shares;

               NOW, THEREFORE, in consideration of the premises and the mutual Covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged1 the Company and the Initial Investors hereby agree as follows:

                  1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement as used in this Agreement. The following terms shall have the following meanings:

                  (a) "Holders" are shareholders of the Company who, by virtue of agreements with the Company, are entitled to include certain of their securities in certain Registration Statements filed by the Company.

                  (b) "Investors" means the initial Investors and any permitted transferee or assignee of the initial investors who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                  (c) "Registrable Securities" means the Registrable Shares, together with any shares of Common Stock or other securities which may be issued as a dividend or other distribution or in exchange for Registrable Shares or common shares issued or which may be issued pursuant to paragraph 1.3B of the Purchase Agreement which are required to be included in a Registration Statement pursuant to Section 2(a) below.


                  (d) "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold in transactions where the transferee is not subject to securities law resale restrictions (or is subject to securities law resale restrictions solely because it is an "affiliate" of the Company under the Securities Act and the Rules and Regulations promulgated thereunder), or (ii) the date on which the Registrable Securities (in the opinion of Investors' counsel) may be immediately sold without registration and free of restrictions on transfer.

                  (e) "Registration Statement" means a registration statement of the Company filed with the Securities and Exchange Commission (the "SEC") under the Securities Act.

                  (f) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder and pursuant to Rule 415 under the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  2.       Registration.

     (a) Mandatory Registration. Subject to Section 4, the Company will prepare and file a Registration Statement with the SEC, registering all of the Registrable Shares for resale promptly following 180 days after the closing date of the Company's initial public offering (the "Closing Date"). Notwithstanding the foregoing right of registration, the Investors shall have the right to include the Registrable Securities in any Registration Statement filed by the Company subsequent to the Closing Date. However, this does not include the registration statement filed by the Company on December 4, 1998 or any amendments or supplements thereto. To the extent allowable under the Securities Act and the Rules promulgated thereunder, the Registration Statement shall include the Registrable Shares. The Registration Statement (and each amendment or supplement thereto) shall be provided to and subject to the reasonable approval of, the Initial Investors and their counsel. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after filing. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the SEC. Should the Company receive notification from the SEC that the Registration Statement will receive no action or no review from the SEC, the Company shall cause such Registration Statement to become effective within fifteen (15) business days of such SEC notification. Once declared effective by the SEC. the Company shall cause such Registration Statement to remain effective throughout the Registration Period.

                  (b)      INTENTIONALLY LEFT BLANK


                  (c)      INTENTIONALLY LEFT BLANK

                   3. Additional Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall have the following additional obligations:

                           (a) The Company shall keep the Registration Statement required by Section 2(a) hereof effective pursuant to Rule 415 under the Securities Act at all times during the Registration Period as defined in Section 1(d) above.


                           (b) The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein1 or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period1 and, during such period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement in the event the number of shares of Common Stock included in a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend, if permissible, the Registration Statement and/or file a new Registration Statement so as to cover all of the Registrable Securities as soon as practicable, but in no event more than twenty (20) business days after the Company first determines (or reasonably should have determined) the need therefor, the Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.


                           (c) The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto; each preliminary prospectus and final prospectus and each amendment or supplement thereto; and, in the case of the Registration Statement required under
                           Section 2(a) above, each letter written by or on behalf of the Company to the SEC and each item of correspondence from the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment); and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                           (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions  as the Investors  reasonably  request,
                           (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing provision, the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause more than nominal expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders.




                           (e) INTENTIONALLY LEFT BLANK


                           (f) The Company shall notify each Investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration
                           Statement  as  then  in  effect  includes  an  untrue
                           statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading (a "Suspension Event") The Company shall make such notification as promptly as practicable after the Company becomes aware of such Suspension Event, shall promptly, but in all events within five
                           (5) business days after becoming aware of such Suspension Event1 use its best efforts to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and shall deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. Notwithstanding the foregoing provision, the Company shall not be required to maintain the effectiveness of the Registration Statement or to amend or supplement the Registration Statement for a period (a "Delay Period") expiring upon the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material, (ii) the date on which the Company is able to comply with its disclosure obligations and SEC requirements related thereto, or
                           (iii) thirty (30) days after the occurrence of the Suspension Event.


                           (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, shall use its best efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                           (h) The Company shall permit a single firm of counsel designated by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review the
                           Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in a form complying with the provisions of Rule 155 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter following the effective date of the Registration Statement.

                           (i) At the request of any Investor who holds Registrable Securities being sold pursuant to such registration, the Company shall furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the investors; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors.


                          (k) The Company shall make available for inspection by any Investor whose Registrable Securities are being sold pursuant to such registration, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility. and use its best efforts to cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction. or such release is reasonably necessary in connection with litigation or other legal process or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto1 substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense. to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.


                           (l) The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant hereto unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or such release is reasonably necessary in connection with litigation or other legal process or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or Governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.


                           (m) The Company shall use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.


                           (n) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.


     (o) The Company shall cooperate with the Investors who hold Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the managing underwriter or underwriters if any. or the Investors may reasonably request, and within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) instructions to the transfer agent to issue new stock certificates without a legend and an opinion of such counsel that the Registrable Shares have been registered.

                           (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.


                           (q) At the request of any Investor, the Company shall promptly prepare and file with the SEC such amendments (including post effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement to conforming to written information supplied to the Company by such investor for such purpose.


                           (r)The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith.


                           (s)INTENTIONALLY LEFT BLANK.


                           (t)  INTENTIONALLY LEFT BLANK


                           4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     (a) it shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself the number of Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required by rules of the SEC to effect the registration of the Registrable Securities. The information so provided by the Investor shall be included without material alteration in the Registration Statement and shall not be materially modified without such investors written consent. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such investor's Registrable Securities included in the Registration Statement. If within five (5) business days of such notice the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor. The Non-Responsive Investor shall then have no continuing right to demand registration of their unregistered Common Stock, but shall continue to have the right to include the Registrable Securities in any subsequent Registration Statement filed by the Company.

                           (b) Each Investor, by such Investors acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investors election to exclude all of such investor's Registrable Securities from the Registration Statement.


                           (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's
                           Registrable Securities from the applicable Registration Statement. No Investor shall be obligated to participate in any such underwriting.


                           (d) Each Investor agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by
                           Section 3(f) or 3(y) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies, other than file copies, in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.


                           (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investors Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriter applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.


                  5. Expenses of Registration. All expenses, other than underwriting discounts and commissions and the fees and disbursements of one counsel selected by the Initial Investors pursuant to Section 3(e) hereof, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.


                  6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                           (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act any underwriter (as defined in the Securities Act) for the Investors, the directors, if any. of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses (including legal fees in compliance with Section 6 (c)) or liabilities joint or several (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
                           (iii) any violation or alleged violation by the Company of the Securities Act, the exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through
                           (iii) being, collectively, 'Violations"). Subject to the restrictions Set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein1 the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto1 if the prospectus contained in such Registration Statement was timely made available by the Company pursuant to Section 3(c) hereof, (B) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented. if a prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.


                           (b) In connection with any Registration Statement in which an Investor is participating, each such investor, severally and not jointly, agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, its attorneys, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement and such Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified Party and shall survive the transfer of the Registrable Securities by the
                           Investors pursuant to Section 9 Notwithstanding anything to the contrary contained herein4 the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus; as then amended or supplemented.


                           (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action)1 such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the Commencement thereof and this indemnifying party shall have the right to panicipate in) and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided. however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
                           Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  7.  Contribution.  If  the  indemnification  provided  for  in
         Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Investor in connection with the statements or Omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, The relative fault of the Company on the one hand and of any Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material tact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Investor,

                  In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

                  The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Investors or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8. Public Information. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  (a) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Exchange Act at such time that the Company becomes subject to and so long as the Company remains subject to, such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and


                  (b) Furnish to each Investor so long as such Investor holds Registrable Securities promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act (if and when applicable), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.


                  9. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities only if:


                           (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws,
                           (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and (vi) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.


                  10. Amendment of Registration Rights Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investor's holding sixtyfive percent of the Registerable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.


                  11.   Miscellaneous.

                  (a) Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.


                  (b) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective upon receipt if delivered personally, by U.S. Mail or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this
                  Section 11(b). and;


If to the Company:


                              Beta Oil & Gas, Inc.
                           901 Dove Street, Suite 230
                             Newport Beach, CA 92660
                         Attention: J. Chris Steinhauser

                             Phone: (949) 752 -5212
                              Fax: (949) 752 -5757


With copy to:

                                 Horwitz & Beam
                          Two Venture Plaza, Suite 350
                                Irvine1 CA 92618
                         Attention: Lynne Buldoc, Esq.

                             Phone: (949) 453-0300
                             Fax: (949) 453 - 9416


if to the Investors:

                           St. Cloud Investments, Ltd.
                           Dandelion Investments, Ltd.
                           C/O Scorpion Holdings, Inc.
                           505 Park Avenue1 12th Floor
                               New York, NY 10022


                              Phone: (212) 207-9020
                              Fax: (212) 207 - 9050



With a copy to:

                             Robert T. Tucker, Esq.
                           61 Purchase Street, Suite 2
                                  Rye, NY 10580

                             Phone: (914) 967 - 5105
                           Facsimile: (914) 967 - 8161



                  (c) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof


(d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California which would apply if both parties were residents of California and this Agreement was made and performed in California. In any legal action involving this Agreement or the parties' relationship, the parties agree that the exclusive venue for any lawsuit shall be in the state or federal court located within the County of Orange, California. The parties agree to submit to the personal jurisdiction of the state and federal courts located within Orange County, California.

                  (e) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.


                  (f)  Entire   Agreement.   This  Agreement  and  the  Purchase
                  Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions1 promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.


                  (g) Successors  and Assigns.  Subject to the  requirements  of
                  Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.


                  (h) Use of Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.


                  (i) Headings. The headings and subheadings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

                  (k) Further Acts. Each party shall do and perform1 or cause to be done and performed, all such further acts and things1 and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


                  (l) Remedies. No provision of this Agreement providing for any remedy to a Investor shall limit any remedy which would otherwise be available to such Investor at law or in equity. Nothing in this Agreement shall limit any rights a Investor nay have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that a Investor shall be entitled, in addition to all other available remedies to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.


                  (m) Consents. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by investors holding sixty-five percent of the Registrable Securities.


                       IN  WITNESS   WHEREOF,   the  parties  have  caused  this
             Registration Rights Agreement to be duly executed as of the date first above written.


COMPANY:
Beta Oil & Gas, Inc.

By ______________________
/s/J. Chris Steinhauser

Its: Chief Financial Officer and Director


                INVESTORS:

St. Cloud Investments, Ltd.                Dandelion Investments, Ltd..
a corporation                              a corporation
By: ______________________                 By. __________________
Its:                                       Its:

                                    EXHIBIT B
                TO NOTE AND COMMON STOCK PURCHASE AGREEMENT DATED
                                JANUARY 20, 1999




                               SECURITY AGREEMENT


This SECURITY AGREEMENT (this "Agreement') is made and entered into as of this 20th day of January, 1999, by and between Beta Oil & Gas, Inc., a Nevada corporation ("Debtor") and St. Cloud Investments, Ltd., a _______ corporation ("St. Cloud"), and Dandelion Investments, Ltd., a ________ corporation ("Dandelion"). St. Cloud and Dandelion are referred to herein as the "Secured Parties".

                                    RECITALS

A. Debtor and the Secured Parties are parties to that certain Note and Common Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement").

B. As security for Debtor's obligations to the Secured Parties under Those certain Secured Promissory Notes dated of even date herewith issued to the Secured Parties pursuant to the Purchase Agreement (the "Secured Promissory Notes"), Debtor has agreed to execute this Agreement granting to Secured Parties a security interest in all of the assets of Debtor.

                                    AGREEMENT

In consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties, intending to be legally bound, agree as follows:

1. Grant of Security Interest Debtor hereby grants to Secured Parties, along with additional secured parties to be defined at a later date in a second tranche of like financing not to exceed $1,000,000, to secure all of Debtors obligations under the Secured Promissory Notes, a security interest in all of the assets of Debtor, including, without limitation, all of Debtor's presently existing or hereafter acquired right, title and interest in and to all of Debtor's assets, tangible and intangible, including without limitation, the following: All equipment, inventory, accounts, instruments, documents, oil and gas leases, productive wells, seismic data, chattel paper, general intangibles, contracts, money and proceeds and products of the foregoing (collectively, the "Collateral").

2. Use of  Collateral  in Absence of  Default.  Until a Default  (as  defined in
Section 3 below), Debtor may use the Collateral in any lawful manner not inconsistent with this Agreement and may sell its inventory in the ordinary course of business. Debtor will maintain the Collateral in good working order and condition, normal wear and tear excepted, and will not cause or permit any waste or unusual or unreasonable depreciation thereof.

3. Default by Debtor. A "Default" shall mean an Event of Default as defined in the Secured Promissory Notes.

4. Remedies of Secured Party. Upon and after a Default, each Secured Party and its respective assigns, shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law in all relevant jurisdictions, all of which rights and remedies shall be cumulative and nonexclusive to the extent permitted by law.

5. Relationship of the Secured Parties The rights of the Secured Parties hereunder shall rank pari passu and any action taken by any Secured Party hereunder shall inure to the benefit of each other Secured Party, pro rata in accordance with the aggregate amounts due and owing to such Secured Party under the Secured Promissory Note held by such Secured Party.

6. Notice. Any notice required to be given by any Secured Party on a sale, lease, other disposition of the Collateral or any other intended action and such Secured Party, if given ten (10) business days prior to such proposed action, shall constitute commercially reasonably fair notice thereof to Debtor.

7. Financing Statements. Debtor agrees to execute from time to time such financing statements and such additional instruments as may be reasonably required by the Secured Parties to preserve and perfect the security interests created hereby.

8. Termination of Lien. Upon Debtor's payment in full of all amount:; due and owing under the Secured Promissory Notes, the Secured Parties shall cause an appropriate UCC termination statement or other instruments as required to be filed with the appropriate government offices in all of the states, counties, or otherwise in which financing statements or such other instruments were filed pursuant to Section 7.

9.   General Provisions

9.1 Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, which would apply if both parties were residents of California and this Agreement was made and performed in California. In any legal action involving this Agreement or the parties' relationship, the parties agree that the exclusive venue for any lawsuit shall be in the state or federal court located within the County of Orange, California. The parties agree to submit to the personal jurisdiction of the state and federal courts located within Orange County, California.


9.2 Severability. Each provision of this Agreement is intended to be severable. Should any provision of this Agreement or the application thereof be judicially declared to be or becomes unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the party hereto. The parties further agree to replace such unenforceable provision of this Agreement with an enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such unenforceable provision

9.3 Assignability. Except in connection with a change in control or sale of substantially all of the assets of a party, neither this Agreement nor any interest herein shall be assignable (voluntarily. involuntarily, by judicial process or otherwise), in whole or in part, by any party to any other entity without the prior written consent of the other party. Any attempt at such an assignment without such consent shall be void.

9.4 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Security Agreement, or to seek damages for a breach of any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' feesin addition to any other available remedy.

9.5 Successors and Assigns. Each of the terms, provisions and obligations of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties and their respective legal representatives, successors and permitted assigns.

9.6 Notices. All notices, demands or other communications which are required or are permitted to be given hereunder shall be in writing and shall be deemed to have been sufficiently given in the manner set forth in the Purchase Agreement.


IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first set forth above.

"DEBTOR":
Beta Oil & Gas, Inc.
a Nevada corporation

By: ____________________
  /s/ J. Chris Steinhauser

Its:   Chief Financial Officer and Director

"SECURED PARTIES":
St. Cloud Investments, Ltd.                 Dandelion Investments, Ltd..
a   corporation                             a  corporation
By: ______________________                  By. __________________
Its:                                        Its:

                                   EXHIBIT C-1
                   TO NOTE AND COMMON STOCK PURCHASE AGREEMENT
                             DATED JANUARY 20, 1999

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$ 1,200,000                                                Due January 20, 2000


FOR VALUE RECEIVED, the undersigned, Beta Oil & Gas, Inc., a Nevada corporation ("Maker"), promises to pay to St. Cloud Investments, Ltd., a __________ Corporation ("Payee"), the principal sum of one million two hundred thousand Dollars ($1,200,000) (the "Principal Amount") at maturity, together with Interest accruing on the unpaid portion of the Principal Amount from the date hereof until maturity at the annual rate of ten percent (10%) payable monthly in arrears.

This Secured Promissory Note (this '"Note") is one of two secured promissory notes of like tenor issued by the Company (each, a "Note" and collectively, the "Notes") being issued and delivered pursuant to that certain Note and Common Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement") by and between Maker, Payee and others and is made subject to the terms and Conditions of the Purchase Agreement. Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.

The Principal Amount and all accrued and unpaid interest thereon shall be due and payable on the sooner to occur of January 20, 2000 or the occurrence of an Event of Default as hereafter defined (the "Maturity Date"). Maker may prepay. at any time or from time to time prior to the Maturity Date, any portion or all of the amount due hereunder without penalty; provided, however, that any such prepayment shall be applied first to the Principal Amount and the balance to accrued but unpaid interest, in which case, interest shall cease to accrue on the amount of the Principal Amount so paid; and provided further that, unless the holders of all of the Notes otherwise consent in writing, unless the full principal amount of and all accrued and unpaid interest on all of the outstanding Notes are prepaid in full at such time, any amount paid by Maker in prepayment of any Note shall be allocated among all outstanding Notes prorated in accordance with the respective principal amount of and accrued and unpaid Interest on such Notes. The Maker agrees that one-half of the original principal amount of the Note will be due and payable prior to or at such time that Maker receives the proceeds of its initial public offering for which Maker has filed an S-1 Registration Statement.

It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

         (a) A failure by Maker to pay the principal of or interest on this Note or any portion thereof when due; or

         (b) A failure by Maker to perform or observe any term, covenant or Agreement contained in the Note and Common Stock Purchase Agreement or the Security Agreement on its part to be performed or observed and such failure shall continue for more than fourteen (14) days after notice of such failure is given by Payee to Maker; or

         (c) Any representation or warranty in the Note and Common Stock Purchase Agreement or in any certificate, agreement instrument or other document made or delivered by Maker to Payee pursuant to the Note and Common Stock Purchase Agreement proves to have been incorrect when made; or

         (d) Maker shall fall to pay when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise, the principal or any principal installment of, or any interest on, any present or future indebtedness of Maker; or

         (e) Maker Is the subject of an order for relief by a bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its business or Property; or any receiver, trustee., custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Maker and the appointment continues a undischarged or unstayed for sixty (60) calendar days; or institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or to all or any part of its business or property under the laws of any jurisdiction; or any similar proceeding is instituted without the consent of Maker (including but not limited to any action taken by any Governmental Agency that has a material adverse effect on the business, operations or property of Maker) and continues undismissed or unstayed for sixty
         (60) calendar days; or

         (f) Any judgment, writ, warrant of attachment or execution or similar process is issued or levied against all or any part of the property of Maker end is not released, vacated or fully bonded within sixty (60) calendar days after its issue or levy.

Maker will reimburse Payee on demand for all costs of collection before and after judgement and the costs of preservation and/or liquidation of any collateral (including all fees and expenses of counsel to the Payee).

All payments hereunder shall be made in lawful currency of the United States of America at such place as Holder shall designate in writing and shall be payable by Maker by check or wire transfer.

Maker's obligations under this Note are secured pursuant to the terms of that certain Security Agreement of even date herewith between Maker, Payee and others, securing all of the assets of Maker, tangible and intangible, in favor of Payee and others.

The validity. construction and performance of this Note, and any action or claim arising out of or relating to this Note, shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California. The forum for disputes is Orange County, California.

Each of the terms, provisions and obligations of this Note shall be binding upon. shall inure to the benefit of, and shall be enforceable by the parties and their respective legal representatives, successors and permitted assigns.

IN WITNESS WHEREOF, Maker has executed this Note in favor of Payee is of the date first set forth above.

                  MAKER:


                  Beta Oil & Gas, Inc.
                  a Nevada corporation

                  By:__________________
                     /s/J. Chris Steinhauser

                  Its: Chief Financial Officer and Director

                  PAYEE:

                  St. Cloud Investments, Ltd.
                  a _______ corporation

                  By:__________________
                  Its: __________________

                                   EXHIBIT C-2
                   TO NOTE AND COMMON STOCK PURCHASE AGREEMENT
                             DATED JANUARY 20, 1999

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.


                             SECURED PROMISSORY NOTE

$ 800,000                                                   Due January 20, 2000


FOR VALUE RECEIVED, the undersigned, Beta Oil & Gas, Inc., a Nevada corporation ("Maker"), promises to pay to Dandelion Investments, Ltd., a __________ Corporation ("Payee"), the principal sum of eight hundred thousand Dollars ($800,000) (the "Principal Amount") at maturity, together with Interest accruing on the unpaid portion of the Principal Amount from the date hereof until maturity at the annual rate of ten percent (10%) payable monthly in arrears.

This Secured Promissory Note (this '"Note") is one of two secured promissory notes of like tenor issued by the Company (each, a "Note" and collectively, the "Notes") being issued and delivered pursuant to that certain Note and Common Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement") by and between Maker, Payee and others and is made subject to the terms and Conditions of the Purchase Agreement. Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.

The Principal Amount and all accrued and unpaid interest thereon shall be due and payable on the sooner to occur of January 20, 2000 or the occurrence of an Event of Default as hereafter defined (the "Maturity Date"). Maker may prepay. at any time or from time to time prior to the Maturity Date, any portion or all of the amount due hereunder without penalty; provided, however, that any such prepayment shall be applied first to the Principal Amount and the balance to accrued but unpaid interest, in which case, interest shall cease to accrue on the amount of the Principal Amount so paid; and provided further that, unless the holders of all of the Notes otherwise consent in writing, unless the full principal amount of and all accrued and unpaid interest on all of the outstanding Notes are prepaid in full at such time, any amount paid by Maker in prepayment of any Note shall be allocated among all outstanding Notes prorated in accordance with the respective principal amount of and accrued and unpaid Interest on such Notes. The Maker agrees that one-half of the original principal amount of the Note will be due and payable prior to or at such time that Maker receives the proceeds of its initial public offering for which Maker has filed an S-1 Registration Statement.

It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

         (a) A failure by Maker to pay the principal of or interest on this Note or any portion thereof when due; or

         (b) A failure by Maker to perform or observe any term, covenant or Agreement contained in the Note and Common Stock Purchase Agreement or the Security Agreement on its part to be performed or observed and such failure shall continue for more than fourteen (14) days after notice of such failure is given by Payee to Maker; or

         (c) Any representation or warranty in the Note and Common Stock Purchase Agreement or in any certificate, agreement instrument or other document made or delivered by Maker to Payee pursuant to the Note and Common Stock Purchase Agreement proves to have been incorrect when made; or

         (d) Maker shall fall to pay when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise, the principal or any principal installment of, or any interest on, any present or future indebtedness of Maker; or

         (e) Maker Is the subject of an order for relief by a bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its business or Property; or any receiver, trustee., custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Maker and the appointment continues a undischarged or unstayed for sixty (60) calendar days; or institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or to all or any part of its business or property under the laws of any jurisdiction; or any similar proceeding is instituted without the consent of Maker (including but not limited to any action taken by any Governmental Agency that has a material adverse effect on the business, operations or property of Maker) and continues undismissed or unstayed for sixty
         (60) calendar days; or

         (f) Any judgment, writ, warrant of attachment or execution or similar process is issued or levied against all or any part of the property of Maker end is not released, vacated or fully bonded within sixty (60) calendar days after its issue or levy.
Maker will reimburse Payee on demand for all costs of collection before and after judgement and the costs of preservation and/or liquidation of any collateral (including all fees and expenses of counsel to the Payee).

All payments hereunder shall be made in lawful currency of the United States of America at such place as Holder shall designate in writing and shall be payable by Maker by check or wire transfer.

Maker's obligations under this Note are secured pursuant to the terms of that certain Security Agreement of even date herewith between Maker, Payee and others, securing all of the assets of Maker, tangible and intangible, in favor of Payee and others.

The validity. construction and performance of this Note, and any action or claim arising out of or relating to this Note, shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California. The forum for disputes is Orange County, California.

Each of the terms, provisions and obligations of this Note shall be binding upon. shall inure to the benefit of, and shall be enforceable by the parties and their respective legal representatives, successors and permitted assigns.

IN WITNESS WHEREOF, Maker has executed this Note in favor of Payee is of the date first set forth above.

                  MAKER:


                  Beta Oil & Gas, Inc.
                  a Nevada corporation

                  By:__________________
                     /s/J. Chris Steinhauser

                  Its: Chief Financial Officer and Director


                  PAYEE:

                  Dandelion Investments, Ltd.
                  a _______ corporation

                  By:__________________
                  Its: __________________

                                    EXHIBIT D
                TO NOTE AND COMMON STOCK PURCHASE AGREEMENT DATED
                                JANUARY 20, 1999


There is no Exhibit D.

                                    EXHIBIT E
                TO NOTE AND COMMON STOCK PURCHASE AGREEMENT DATED
                                JANUARY 20, 1999





                              BETA OIL & GAS, INC.
                    QUALIFIED INSTITUTIONAL BUYER CERTIFICATE

Dear Sir or Madame:

The undersigned hereby certifies thatt it is: (Please check one)

     [ ] Any of the following entities, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the entity: (If selecting this qualification, one of the following qualifications must also be checked).

     [    ] Any insurance company as defined in section 2(13) of the Act;

     [ ]Any investment company registered under the Investment Company Act or any business development company 119 defined in section 2(a)(48) of that Act;

     [ ] Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

     [ ] Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

     [ ] Any employee benefit plan within the meaning of title I of the Employee Retirement Income Security Act of 1974;

     [ ] Any trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in paragraph (a)(l)(i) (D) or (E) of this section, except trust funds that include as participants individual retirement accounts or H.R. 10 plans;

     [ ] Any business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     [ ]Any organization described in section 301(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in section
          3(a)(2) of the Act or a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or

     [    ] Any investment advisor registered under the Investment Advisors Act.

     OR
     [ ] Any dealer registered pursuant to section 15 of the Exchange Act, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided, that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer.

     OR
     [ ] Any dealer registered pursuant to section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

     OR
     [ ] Any investment company registered under the investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100 million in Securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. Family of investment companies means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that, for purposes of this section: (A) Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act [17 CFR 270.1 8f-2]) shall be deemed to be a separate investment company; and (B) Investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's advisor (or depositor) is a majority-owned subsidiary of the other investment company's advisor (or depositor).
     OR
     [ ] Any entity, all of the equity owners of which are qualified institutional buyers acting for its own account or the accounts of other qualified institutional buyers; and


     OR
     [ ] Any bank as defined in section 3(a)(2) of the Act, any savings and loan association or other institution as referenced in section 3(a)(5)(A) of the Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under the Rule in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date of sale for a foreign bank or savings and loan association or equivalent institution.

Dated:________________________ ________________________________
Signature

--------------------------------
Print or type name

--------------------------------
Print or type name of entity

--------------------------------
Print or type title or position of signatory




             Note: "The person signing this Ceniticate warrants, by his or her signature above, that he or she is fully authorized and empowered by any entity named above to make the representations contained herein with respect to such entity.

     THE SECURITIES MAY NOT BE SOLD UNLESS THE PURCHASER CERTIFIES THAT AT LEAST ONE OF THE CRITERIA SET FORTH ABOVE IS MET BY COMPLETING AND EXECUTING THIS CERTIFICATE

                                    EXHIBIT F
                TO NOTE AND COMMON STOCK PURCHASE AGREEMENT DATED
                                JANUARY 20, 1999

                      Attorney Letterhead (Horwitz & Beam)


                                January 20, 1999




____________, a ________ corporation
c/o Robert Tucker, Esq.
61 Purchase Street, #2
Rye, New York 10580

Re: Beta Oil & Gas, Inc.

           Ladies and Gentlemen:

                  We have acted as counsel to Beta Oil & Gas, Inc., a Nevada corporation (the "Cornpany"), in connection with (i) the execution and delivery by the Company of the Note and Common Stock Purchase Agreement, the Secured Promissory Notes, the Security Agreement, the Registration Rights Agreement, all dated as of January 20,1999 (collectively, the "Transaction Documents'), to which ____, a corporation, (collectively, the "Purchasers") and the Company are signatories and (ii) the transactions contemplated to be consummated by the Company under the Transaction Documents on the date hereof. We are rendering this Opinion pursuant to Section 7.l (vii) of the Note and Common Stock Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the same meanings as are ascribed thereto in the various Transaction Documents.

                  As counsel in this  capacity,  we have examined the following:
           (i) each of the Transaction Documents, (ii) a copy of the Articles of Incorporation and By-laws of the Company, including any amendments thereto to date, (iii) records of the proceedings and actions of the Company's board of directors, (iv) certificates of the Nevada Secretary of State (dated October 23, 1998), (v) a certificate of an executive officer of the Company (of even date herewith), and (vi) such other documents, records, and items as we have deemed necessary or relevant for purposes of the opinions hereinafter expressed.






                  For purposes of this opinion, we have also made the following assumptions and have not made any factual, legal, or other inquiry or investigation with respect thereto:

                                   (i) that the Transaction Documents have been duly authorized, executed, and delivered by each of the Purchasers and each other party thereto (other than the Company);

                                   (ii) that all persons signing the Transaction Documents on behalf of each of the Purchasers and each other party thereto (other than the Company) have the legal existence, power, authority, and right so to sign;

                                   (iii) that each of the agreements made by each of the parties in each Transaction Document executed by each of the Purchasers is authorized by all appropriate corporate or other actions of the respective Purchasers and each other party thereto (other than the Company) arid is in compliance with all applicable laws and regulations affecting the relevant Purchasers;

                                   (iv) the genuineness of all signatures on documents not signed in our presence (other than those of the officers of the Company), and the authenticity of all documents submitted to us as originals and the conformity with original documents of all documents submitted to us as copies,

                                   (v) that (x) each Transaction Document is enforceable against each Purchaser and each other party thereto (other than the Company);
                                   (y) all actions required to be taken and all conditions and requirements required to be fulfilled under the Transaction Documents in order to allow each Purchaser (other than conditions and requirements to be fulfilled by the Company) to enforce its rights thereunder have been fully and effectively taken and fulfilled; and (r) each Purchaser has complied with all laws that may be applicable to it with respect to the execution and delivery of the Transaction Documents, and purchasing the Notes and the Common Shares, and other actions taken or that may be taken by it thereunder;

                                   (vi) that the representations and warranties made by each Purchaser within the Transaction Documents are true and complete in all material in respects. and do not fail to state any fact or information, the statement of which is necessary to make than not misleading in any material respect; and

                                   (vii) that there are no documents other than the Transaction Documents and no agreements other than as contained in the Transaction Documents between the Purchasers and the Company or others that expand or otherwise modify the obligations of the Company with respect to the transactions contemplated by the Transaction Documents and would have an affect on the Opinions Set forth below.

                  For purposes of this opinion we have relied upon the accuracy of: (i) the representations and warranties of each of the parties set forth in the Transaction Documents, but only as to questions of fact,
           (ii) the representations of an executive officer of the Company in a certificate to us, and (iii) the certificates of public officials. In addition to the assumptions set forth above, this opinion is subject to the following qualifications and exceptions:

                               (a) enforcement may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium, or other similar laws of general application affecting creditors' rights (including equitable subordination) and (ii) the application of the rules of equity, including those respecting availability of specific performance and general principles of public policy (regardless of whether enforcement is sought in equity or at law);

                               (b) we express no opinion as to (i) the enforceability of the choice of California law by a federal court or by a state court outside the State of California, (ii) conflicts of law principles generally, (iii) the validity, binding effect, or enforceability of any provision of the Transaction Documents purporting to (A) prohibit oral amendment or waiver of such documents or limit the effect of a course of dealing between the parties or (B) indemnify any pawn for its own negligence, gross negligence, or willful misconduct or release such person from the consequences thereof, (iv) the enforceability of any provision in the Transaction Documents purporting to relate to delay by any party to the Transaction Documents to exercise any right, remedy, or option under the provisions thereof not operating as a waiver, (v) the enforceability of any provisions in the Transaction Documents, as a whole, and in the Notes specifically, in respect of interest to be charged to, or accrued or paid by, the Company and whether any provisions of any of the Transaction Documents, individually or taken as a whole, if enforced, would constitute a violation of any Constitutional, statutory, administrative, or case law regarding effective interest rates (usury), and (vi) the priority of any liens or security interests created by any or all of the Transaction Documents in any of the Company's property and whether, if applicable, the Purchasers have possession of the collateral described in any or all of the Transaction
                               Documents sufficient to perfect a security interest therein;

                               (c) with respect to our opinions as to the good standing and foreign qualification of the Company, we have relied solely on the good standing certificates referenced above and delivered to us by public officials from the State of Nevada; and

                               (d) the qualification that any right to indemnification and contribution contained in the Transaction Documents may be limited by United States federal or state securities laws or the policies underlying such laws.

                  We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of California and (ii) the federal laws of the United States of America to the extent specifically referred to herein. We express no opinion as to any ordinances, administrative decisions, or the rules and regulations of counties, towns, municipalities, and special political subdivisions

                  As used herein, the term "knowledge" refers only to the actual knowledge of our attorneys who participated in our representation of the Company in connection with the negotiation, execution, and delivery of the Transaction Documents. Unless otherwise expressly indicated, the phrase "to our knowledge" does not imply any investigation or inquiry on the part of our firm or any partner or employee thereof. As used herein, the word "including" means "including, without limitation."

                  Based upon and subject to the foregoing, we are of the opinion that:

                            1. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada, and is qualified as a foreign corporation in California to own and operate its properties and assets and to carry on its business as presently conducted. The Company is not qualified as a foreign corporation to do business in any other jurisdictions.

                            2. The offer and sale of the Notes and Common Shares in conformity with the terms of the Transaction Documents will constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

                            3. No consent, approval, or authorization of or designation, declaration, or filing with any court, governmental authority, regulatory agency, self-regulatory organization. stock exchange, or market on the part of the Company is required in connection with (i) the valid execution and delivery of the Transaction Documents. (ii) the offer, sale, or issuance of the Notes or the Common Shares, (iii) the consummation of any other transaction contemplated by the Transaction Documents, with the exception of (A) the filing of one or more Notices of Sale of Securities Pursuant to Regulation D (Form
                            D) with the SEC, (B) the filing of appropriate notices with state securities commjssioners (blue sky authorities), and (C) the filing of a Registration Statement pursuant to the Registration Rights Agreement.

                             4. The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents to carry out all of its obligations thereunder, including the sale and issuance of the Notes and the Common Shares, in accordance with the terms of the Transaction Documents.

5. Each of the Transaction Documents has been duly and validly authorized by all necessary corporate action, and has been executed and delivered by, and constitutes a valid and binding agreement of, the Company and is enforceable against the Company in accordance with its terms

6. The authorized capital stock of the Company is as stated in the Articles of incorporation of the Company and in Schedule 3.3 of the Note and Common Stock Purchase Agreement. To our knowledge, there have not been any shares of the capital stock of the Company issued that are not validly issued, fully paid, and non-assessable. All issued and outstanding shares of Common Stock of the Company are free of any preemptive or similar rights contained in the Articles of Incorporation or Bylaws of the Company or, to our knowledge, in any agreement by which the Company is bound.

                             7. Upon payment therefor, the Common Shares will be validly issued, fully paid, and non-assessable, and free of any preemptive or similar rights contained in the Articles of incorporation or the By-laws of the Company or, to our knowledge, of any agreement by which the Company is bound.

                             8. The execution and delivery of, and compliance with the terms of: the Transaction Documents, including the issuance of the Common Shares, as contemplated thereby, do not and will not conflict with or result in a breach or default by the Company of any of the terms or provisions of: (i) the Articles of Incorporation or the By-laws of the Company, (ii) to our knowledge, any existing applicable decree, judgment, or order of any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, (iii) to our knowledge, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of terminations, amendments, accelerations, or cancellation of, any agreement, indenture, or instrument to which the Company is a party (except for such conflicts, defaults, termination, amendments, accelerations, cancellations, arid violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iv) federal or California State law. However, we express no opinion on usury laws and encourage purchaser to undertake its own investigation into such laws.

                             9.  To  our  knowledge,  there  is  no  litigation,
                             pending or threatened, that could or that would impair the ability of the Company to issue and deliver the Common Shares, or to comply with the provisions of the Transaction Documents or otherwise have a Material Adverse Effect.

                  This opinion is furnished to the Purchasers solely for their benefit in connection with the sale and issuance of the Notes and the Common Shares, as contemplated by the Transaction Documents, and may not be relied upon by any other person (other than the Company) or for any other purpose without our prior written consent. This opinion is limited to matters expressly set forth herein and no opinion may be inferred or implied beyond the matters expressly stated in this opinion on the date hereof. We shall have no obligation to update any of the matters set forth in this opinion.

                  We bring to your attention the fact that our legal opinions are an expression of professional judgment and are not a guarantee of a result.

                                                               Very truly yours,


                                                                  HORWITZ & BEAM